R 44 G 66 B 120 R 187 G 8 B 38 R 138 G 205 B 34 R 86 G 151 B 202 R 127 G 127 B 127 LENDER PRESENTATION AUGUST 8, 2017 Exhibit 99.1

R 44 G 66 B 120 R 187 G 8 B 38 R 138 G 205 B 34 R 86 G 151 B 202 R 127 G 127 B 127 1 This presentation contains forward-looking statements that involve a number of risks and uncertainties. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” and similar expressions are intended to identify forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in The E.W. Scripps Company’s annual report on Form 10-K for the year ended Dec. 31, 2016, and on Form 10-Q for the quarter ended Jun. 30, 2017 as filed with the Securities and Exchange Commission. We undertake no obligation to publicly update any forward-looking statements to reflect events or circumstances after the date the statement is made. SAFE HARBOR / DISCLOSURES

R 44 G 66 B 120 R 187 G 8 B 38 R 138 G 205 B 34 R 86 G 151 B 202 R 127 G 127 B 127 2 •On August 1st, 2017, The E.W. Scripps Company (“Scripps”, “SSP”, or the “Company”) announced that it had reached an agreement to acquire Bounce Media, LLC and Katz Broadcasting Holdings, LLC (together “Katz”) for $292 million1 • Provides Scripps with four fast-growing, target-audience broadcast networks, delivered through multicast – over-the-air on digital subchannels of existing television stations • Scripps will add Katz’s talented management team and benefit from a proven strategy to develop and launch target-audience broadcast networks • Scripps intends to finance the acquisition through the issuance of a new $250 million 7-year Senior Secured Term Loan B (“Term Loan B”) and cash on hand • Pro forma 6/30/17 L8QA Net Secured and Net Leverage remain conservative at 0.9x and 3.4x, respectively • Term Loan B to fund concurrent with the acquisition closing (expected early-October) 1 Net of Scripps current equity ownership of 5% in Katz Broadcasting Holdings, LLC. Scripps will receive Katz cash on hand at closing of ~$10 million as of June 30, 2017 SCRIPPS ACQUIRES FAST-GROWING, TARGET-AUDIENCE BROADCAST NETWORKS

R 44 G 66 B 120 R 187 G 8 B 38 R 138 G 205 B 34 R 86 G 151 B 202 R 127 G 127 B 127 ACQUISITION OVERVIEW

R 44 G 66 B 120 R 187 G 8 B 38 R 138 G 205 B 34 R 86 G 151 B 202 R 127 G 127 B 127 • National reach through leading fast-growing, target-audience broadcast networks • Over-the-air ecosystem is evolving and growing. 22% of adults 18 to 34 watch TV OTA • Over-the-air is integrating with over-the-top services in a one remote world • Significant financial returns expected. The four networks are projected to generate about $180 million in revenue and about $30 million in segment profit in 2018 4 Jonathan Katz, a former Turner programming executive, formed Bounce in 2011 to launch the first African-American multicast network, leveraging broadcast stations’ subchannels for distribution. He has since launched three additional fast-growing, target-audience broadcast networks. All Networks Reach Close to 100 Million Households Acquisition Overview WHAT SCRIPPS IS ACQUIRING AND WHY

R 44 G 66 B 120 R 187 G 8 B 38 R 138 G 205 B 34 R 86 G 151 B 202 R 127 G 127 B 127 $88 $129 5 $ in millions 2015 2016 Historical Katz Revenue OVERVIEW OF THE NETWORKS • Bounce is the 5th ranked network among African-Americans in primetime, targeting adults 18-34 and features original dramas, comedies, news / public affairs and live sports • Launched 2011 • Fastest-growing African-American network on television reaching 94% of U.S. African- American households • Targets adults (18-49) • Launched 2015 • Reaches 95MM households • Classic network comedies, early stages of programming growth Biggest Collection of Big-Time Funny True Crime Documentary and Drama • Targets women (25-54) • Launched 2014 • Reaches 95MM households • Crime-oriented movies and shows, with six original series • Targets men (25+) • Launched 2014 • Reaches 96MM households • Action, adventure movies and television programming “Television with a Backbone” First and Only African-American- Focused Multicast Network • Each network reaches close to 100 million or 80%+ of U.S. households • Provides national scale and reach • Mix of original and syndicated programming • Direct response and general market advertising • Significant expected financial returns

R 44 G 66 B 120 R 187 G 8 B 38 R 138 G 205 B 34 R 86 G 151 B 202 R 127 G 127 B 127 Essentially 100% Advertising Revenue Model 6 CONTENT DISTRIBUTION AND MONETIZATION How is Revenue Generated? Antennas transmit multiple channels that can be distributed multiple ways Channel 7.2 Channel 7.1 Channel 7.3 Channel 7.4 • Generates revenue through ad sales • Pays a carriage fee to local affiliates Delivery Over New Channels

R 44 G 66 B 120 R 187 G 8 B 38 R 138 G 205 B 34 R 86 G 151 B 202 R 127 G 127 B 127 E.W. SCRIPPS COMPANY OVERVIEW

R 44 G 66 B 120 R 187 G 8 B 38 R 138 G 205 B 34 R 86 G 151 B 202 R 127 G 127 B 127 8 • Scripps is a leading media enterprise with interests in television and radio broadcasting as well as local and national digital media brands • The three reporting segments are Television, Radio and Digital • Presence in 24 television markets and reaching nearly one in five U.S. television households • Operating a collection of local and national digital brands including: • Midroll – creates original podcasts and operates a podcast network • Newsy – millennial-focused digital video news service • Cracked – multi-platform humor and satire brand # of Television Stations 33 # of Radio Stations 34 (28 FM / 6 AM) PF L8QA Q2 2017 Total Revenue $1,018 million PF L8QA Q2 2017 Adjusted EBITDA $165 million Key Stats SCRIPPS OVERVIEW

R 44 G 66 B 120 R 187 G 8 B 38 R 138 G 205 B 34 R 86 G 151 B 202 R 127 G 127 B 127 9 Wichita, KS Radio 4 FM, 1 AM Springfield, MO Radio 4 FM, 1 AM Knoxville, TN Radio 4 FM Scripps Washington News Bureau & Political Sales Office Green Bay-Appleton, WI WGBA, WACY Indianapolis WRTV Baltimore WMAR Cleveland WEWS Cincinnati WCPO West Palm Beach WPTV Kansas City, MO KSHB, KMCI Tulsa, OK KJRH Radio 4 FM, 1 AM Phoenix KNXV Buffalo WKBW Boise, ID KIVI Radio, 4 FM Las Vegas KTNV Tucson KGUN KWBA Radio 3 FM, 1 AM Omaha, NE KMTV Radio 4 FM, 1 AM Milwaukee WTMJ Radio 1 FM 1 AM Nashville WTVF Twin Falls, ID KSAW-LD Lansing, MI WSYM Ft. Myers – Naples WFTX Denver KMGH, KZCO, KZFC Bakersfield KERO KZKC San Diego KGTV KZSD Colorado Springs, CO KZCS Detroit WXYZ, WMYD Tampa WFTS COAST-TO-COAST PORTFOLIO OF TELEVISION, RADIO & DIGITAL BRANDS KATZ Top 50 Nielsen DMA TV Markets Other TV Markets Radio Markets Digital Brands Katz

R 44 G 66 B 120 R 187 G 8 B 38 R 138 G 205 B 34 R 86 G 151 B 202 R 127 G 127 B 127 REBUILDING SCRIPPS FOR GROWTH 10 2008 Complete separation of Scripps Networks Interactive 2010 Divest “Peanuts” and licensing 2012 Launch original programming unit, two access shows 2014 Buy Newsy Buy Granite Stations 2009 Reset expenses 2011 Combine digital operations; announce investment and salesforce overbuild Acquire four McGraw Hill TV Stations 2013 Launch D.C. National Investigative Unit 2015 Spin/combine newspapers with Journal Merge Journal TV and radio operations into Scripps Buy Midroll 2016 Buy Cracked; Stitcher National brands move to 45% of Digital revenue ECONOMIC CRISIS 2017 National brands move to ~55% of Digital revenue Acquire Katz Broadcasting

R 44 G 66 B 120 R 187 G 8 B 38 R 138 G 205 B 34 R 86 G 151 B 202 R 127 G 127 B 127 11 • Scripps owns or operates 33 television stations in 24 markets across the U.S. • The Company reaches nearly one in five U.S. television households • Affiliations with all of the “Big Four” networks • Second largest ABC affiliate group by audience reach • L8QA Q2 2017 Revenue mix consists of 70% advertising, 28% retransmission revenues and 2% of other revenue • Scripps partners with or produces three original shows that run across its footprint. A fourth show, starring Kellie Picker and Ben Aaron, will begin airing in September. Three of the four shows are available nationally TELEVISION SEGMENT OVERVIEW 15 5 2 2 4 5 Television Station Affiliation Mix Other Historical Television Revenue 1 Based on adjusted combined historical results as if the acquisition of Journal Communications had occurred 1/1/2015 $ in millions $654 $802 $752 2015 1 2016 L8QA Q2 2017

R 44 G 66 B 120 R 187 G 8 B 38 R 138 G 205 B 34 R 86 G 151 B 202 R 127 G 127 B 127 12 Source: Company filings, company websites for non-public companies and BIA Investing in Television Market Report, 2017 1st Edition Note: Pro forma for all announced and closed transactions 1 Prior to any potential divestitures BROADCAST PEER LANDSCAPE Sinclair / Tribune Univision Nexstar Media Group TEGNA Hearst EW Scripps Raycom Entravision Cox Meredith Gray Graham 72%¹ 44% 39% 32% 19% 18% 16% 14% 11% 11% 11% 7% U.S. Household Reach

R 44 G 66 B 120 R 187 G 8 B 38 R 138 G 205 B 34 R 86 G 151 B 202 R 127 G 127 B 127 $36 $36 $54 $53 $53 $61 $66 $66 Gross Retransmission Revenue $213M Network and MVPD Renewals L8QA Q2 2017 gross retrans revenue $ in millions 4 stations 1 station 10 stations 5 stations 2 stations 1 station 19% of subs 5% of subs 36% of subs 40% of subs (Including more than 2 million Comcast households) 13 RETRANS HAS STRONG POTENTIAL IN UPCOMING RENEWALS 1 station 2020+ 2018 2017 2016 2019 Q1 2016 3 million TWC subs renewed Q4 2016 3 million subs renewed Q4 ’16 Q3 ’16 Q2 ’16 Q1 ’16 Q4 ’15 Q3 ’15 Q2 ’17 Q1 ’17

R 44 G 66 B 120 R 187 G 8 B 38 R 138 G 205 B 34 R 86 G 151 B 202 R 127 G 127 B 127 $82 $83 $144 $75 $101 2016 saw the second-highest-grossing election season ever • Local broadcast TV spending for all candidates, excluding presidential, was up 5% from 2012 • Candidates, the national parties and outside groups spent more than $1.2 billion on local broadcast TV ads in 11 battleground states • Local broadcast TV spending on U.S. Senate races was $679 million, 18% higher than 2012 2018 is expected to see broadcast TV play a leading role in U.S. elections • Control of the U.S. Senate will again be up for grabs, with Democrats having to defend 23 of 33 seats • Scripps markets will host 10 U.S. Senate races • 36 states will have governors’ races, of which Scripps markets will host 16 races $ in millions 2008 2010 2012 2014 2016 Adj. Combined Scripps Political Revenue Scripps 2018 Political Footprint WISCONSIN CALIFORNIA NEVADA ARIZONA TENNESEE IND. OHIO MARYLAND FLORIDA COLORADO KANSAS NEBRASKA IOWA OKLAHOMA MICHIGAN NEW YORK IDAHO MISSOURI U.S. Senate race Governor’s race Both Senate and Governor’s races 14 BROADCAST TELEVISION IS POSITIONED TO PLAY A KEY ROLE IN 2018 ELECTIONS

R 44 G 66 B 120 R 187 G 8 B 38 R 138 G 205 B 34 R 86 G 151 B 202 R 127 G 127 B 127 • Scripps owns 34 radio stations in eight markets • The Company operates 28 FM stations and 6 AM stations • In five markets, Scripps operates both television and radio stations • Multiple properties in the same market help to better serve advertisers, viewers and listeners as well as to leverage expenses and enhance operating results • The Milwaukee station currently maintains exclusive radio broadcast rights for the Green Bay Packers and Milwaukee Brewers and offers the broadcast of their games to other radio stations RADIO SEGMENT OVERVIEW Strategy Historical Radio Revenue • Focus on providing targeted and relevant local programming responsive to the interest of the communities we serve • Create unique and differentiated brand positions at each station 1 Based on adjusted combined historical results as if the acquisition of Journal Communications had occurred 1/1/2015 $74 $71 15 $ in millions 2016 2015 1

R 44 G 66 B 120 R 187 G 8 B 38 R 138 G 205 B 34 R 86 G 151 B 202 R 127 G 127 B 127 16 • Scripps’ digital segment provides locally branded news content and information across 27 television and radio markets on multiple digital platforms • Local brands consist of the local TV and radio station websites as well as the related smartphone and tablet apps • Video views were up over 25% from Q1’17 to Q2’17 • National brands include: • Newsy competes on multiple platforms: desktop, mobile, and OTT services including Hulu, Roku, Amazon Fire TV, Apple TV, Sling TV and Comcast’s Watchable • Midroll is the nation’s leading podcast company DIGITAL SEGMENT OVERVIEW Q2 2017 Digital Highlights Historical Digital Revenue 1 Based on adjusted combined historical results as if the acquisition of Journal Communications had occurred 1/1/2015 (Acquired July 2015) (Acquired January 2014) (Acquired April 2016) $41 $62 $ in millions 2015 1 2016 • Newsy OTT video views increased 25% from Q1’17, to more than 130 million • 90% of Newsy revenue from OTT • Midroll had 1 billion downloads in Q2’17 • Midroll added 50 new shows to its advertising and distribution network, bringing the total number of shows close to 300

R 44 G 66 B 120 R 187 G 8 B 38 R 138 G 205 B 34 R 86 G 151 B 202 R 127 G 127 B 127 LOCAL NATIONAL 2017E revenue split 17 SCRIPPS IS BUILDING STRONG LOCAL AND NATIONAL DIGITAL BRANDS • By millennials for millennials • Terrific content for an OTT news audience • Purchased: January 2014, $35 million • Nearly 60 million (and growing) Americans listen to podcasts • Multiple revenue streams • Purchased: July 2015, $50 million1 • Strong brand loyalty • Satire and humor video lends itself to OTT • Purchased: April 2016, $39 million 1 Excludes $10 million earnout provision

R 44 G 66 B 120 R 187 G 8 B 38 R 138 G 205 B 34 R 86 G 151 B 202 R 127 G 127 B 127 KEY CREDIT HIGHLIGHTS

R 44 G 66 B 120 R 187 G 8 B 38 R 138 G 205 B 34 R 86 G 151 B 202 R 127 G 127 B 127 19 National portfolio of television, radio and digital brands provides diversified revenue sources Leading television stations positioned in large, NFL-sized markets Continued growth of retransmission revenue One of the strongest TV footprints for political advertising National digital brands are rapidly gaining scale and attracting large audiences Seasoned management team with extensive broadcast industry experience Strong balance sheet and robust free cash flow generation SCRIPPS CREDIT HIGHLIGHTS

R 44 G 66 B 120 R 187 G 8 B 38 R 138 G 205 B 34 R 86 G 151 B 202 R 127 G 127 B 127 20 Scripps Markets Revenue by Segment PF L8QA Q2 2017 Total Revenue: $1,018 million SCRIPPS IS DIVERSIFIED ACROSS REVENUE STREAMS AND MARKETS TV Only 19 Markets TV/Radio Overlap 5 Markets Radio Only 3 Markets 27 Television and Radio Markets TV: Local 32% TV: National 14% TV: Political 5% TV: Other 1% TV: Retransmission 21% Katz 13% Radio 7% Digital 6% Other 1%

R 44 G 66 B 120 R 187 G 8 B 38 R 138 G 205 B 34 R 86 G 151 B 202 R 127 G 127 B 127 21 (Pro Forma L8QA 6/30/17) Closing Period 6/30/2017 6/30/2017 3/31/2017 3/31/2017 3/31/2017 Market Cap $1,648 $3,172 $1,090 $4,569 $3,218 Note: Market data as of 8/1/17; Net leverage stats for public peers based on 2015A / 2016A Adj. EBITDA and book value of debt and adjusted for all announced and closed transactions; Scripps based on pro forma L8QA 6/30/17 EBITDA and pro forma net debt as of 6/30/17 3.4x 4.1x 5.3x 5.4x 5.5x Attractive Net Leverage Profile vs. Peers Peer Average:5.1x INDUSTRY-LEADING BALANCE SHEET $ in millions

R 44 G 66 B 120 R 187 G 8 B 38 R 138 G 205 B 34 R 86 G 151 B 202 R 127 G 127 B 127 22 Management Overview • The current leadership team has led the Company’s transformation from 13 newspapers and 10 TV stations to 33 TV stations, 34 radio stations and valuable local and national digital businesses over the last five years • Disciplined capital allocation strategy Sector/Relevant Experience Richard Boehne Board Chairman 35 Adam Symson President, Chief Executive Officer (Effective Aug. 8, 2017) 24 Brian Lawlor Senior Vice President, Broadcast 28 Timo hy Wesolowski Senior Vice President, Chief Financial Officer 30 Douglas Lyons Vice President, Controller, Treasurer 32 William Appleton Senior Vice President, General Counsel 28 Lisa Knutson Senior Vice President, Chief Administrative Officer 26 EXPERIENCED MANAGEMENT TEAM

R 44 G 66 B 120 R 187 G 8 B 38 R 138 G 205 B 34 R 86 G 151 B 202 R 127 G 127 B 127 FINANCIAL OVERVIEW

R 44 G 66 B 120 R 187 G 8 B 38 R 138 G 205 B 34 R 86 G 151 B 202 R 127 G 127 B 127 $88 $177 $139 107 196 153 5 10 12 $112 $206 $165 13% 19% 16% 777 943 890 88 129 128 $865 $1,072 $1,018 Note: 2015 financials based on adjusted combined historical results as if the acquisition of Journal Communications had occurred 1/1/2015 1 Unlevered free cash flow is calculated based on Adjusted EBITDA less Capital Expenditures Revenue Adjusted EBITDA & Margin 2015 2016 L8QA Q2 2017 Capital Expenditures Unlevered Free Cash Flow 1 $ in millions $ in millions $ in millions $ in millions 24 PRO FORMA FINANCIAL PERFORMANCE Katz Scripps 2015 2016 L8QA Q2 2017 23 28 25 1 1 1 $24 $29 $26 2015 2016 L8QA Q2 2017 Katz Scripps 2015 2016 L8QA Q2 2017 Katz Scripps Margin

R 44 G 66 B 120 R 187 G 8 B 38 R 138 G 205 B 34 R 86 G 151 B 202 R 127 G 127 B 127 25 STRONG BALANCE SHEET AND CASH FLOW GENERATION Capitalization LTM Q2’17 Free Cash Flow Bridge • Cash Balance1: $105 million • Total Debt1: $661 million • Net Leverage1: 3.4x • Liquidity2: $230 million 1 Pro forma for the acquisitions and new $250 million Term Loan B 2 Liquidity defined as revolver availability, plus cash, less outstanding LCs As Reported $186 ($23) $163 ($12) ($2) $149 Adj. EBITDA Capital Expenditures Unlevered Free Cash Flow Cash Interest Cash Taxes Free Cash Flow Pro Forma for Katz Acquisition

R 44 G 66 B 120 R 187 G 8 B 38 R 138 G 205 B 34 R 86 G 151 B 202 R 127 G 127 B 127 APPENDIX

R 44 G 66 B 120 R 187 G 8 B 38 R 138 G 205 B 34 R 86 G 151 B 202 R 127 G 127 B 127 27 SELECTED STATEMENT OF OPERATIONS ($ in Millions) Fiscal Year Ending December 31, L8QA 2015 2016 Q2 2017A Operating Revenues Advertising $598 $681 $637 Retransmission 147 221 213 Other 32 42 40 Total Operating Revenues $777 $943 $890 Costs and Expenses Employee Compensation and benefits $364 $374 $376 Programs and program licenses 133 175 169 Other expenses 170 194 192 Acquisition and related integration costs 38 1 3 Total costs and expenses $704 $743 $739 Depreciation, Amortization, and Losses (Gains): Depreciation $38 $35 $36 Amortization of intangible assets 20 24 23 Impairment of goodwill and intangibles 25 0 12 Losses (gains), net on disposal of property and equipment 1 1 0 Net Depreciation, Amortization, and Losses (Gains): 83 59 72 Operating (loss) income (11) 141 79 Interest expense (17) (18) (20) Defined benefit pension plan expense (59) (14) (37) Miscellaneous, net (0) (3) 1 Income (loss) from operations before income taxes before income taxes ($87) $106 $23 Segment Operating Revenues Television $654 $802 $752 Radio 74 71 71 Digital 41 62 60 Syndication and other 8 8 7 Total Revenue $777 $943 $890 Katz Contribution 88 129 128 Total Pro Forma Revenue $865 $1,072 $1,018 Note: 2015 financials based on adjusted combined historical results as if the acquisition of Journal Communications had occurred 1/1/2015

R 44 G 66 B 120 R 187 G 8 B 38 R 138 G 205 B 34 R 86 G 151 B 202 R 127 G 127 B 127 “EBITDA" is defined by us as net earnings before income taxes, interest expense and depreciation, amortization and impairment of goodwill and intangibles. "Adjusted EBITDA" is defined by us as EBITDA, losses(gains), net on disposal of property and equipment, loss (income) from discontinued operations, net of tax, acquisition and related integration costs, amortization of pension actuarial loss, pension curtailment charges, miscellaneous expense, net, and share based compensation expense. We present EBITDA and Adjusted EBITDA because we believe that EBITDA and Adjusted EBITDA are useful supplemental measures in evaluating the performance of our business and provide greater transparency into our results of operations. EBITDA and Adjusted EBITDA are used by our management to perform such evaluation. We also believe that EBITDA and Adjusted EBITDA facilitate company-to-company operating performance comparisons by backing out potential differences caused by variations in capital structures (affecting net interest expense), taxation and the age and book appreciation of facilities (affecting relative depreciation expense), which may vary for different companies for reasons unrelated to operating performance. We believe that EBITDA and Adjusted EBITDA are frequently used by investors, securities analysts and other interested parties in their evaluation of companies, many of which present EBITDA and Adjusted EBITDA when reporting their results. Our presentation of EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures used by other companies. EBITDA and Adjusted EBITDA have limitations as analytical tools, and you should not consider them either in isolation or as substitutes for analyzing our results as reported under GAAP. Some of these limitations are:  EBITDA and Adjusted EBITDA do not reflect changes in, or cash requirements for, our working capital needs;  EBITDA and Adjusted EBITDA do not reflect our interest expense, or the cash requirements necessary to service interest or principal payments, on our debt;  EBITDA and Adjusted EBITDA do not reflect our income tax expense or the cash requirements to pay our taxes;  EBITDA and Adjusted EBITDA do not reflect historical cash expenditures or future requirements for capital expenditures or contractual commitments;  Although depreciation and amortization are non-cash charges, the assets being depreciated, depleted and amortized will often have to be replaced in the future, and EBITDA and Adjusted EBITDA do not reflect any cash requirements for such replacements; and  Other companies in our industry may calculate EBITDA and Adjusted EBITDA differently so they may not be comparable. 28 ADJUSTED EBITDA RECONCILIATION ($ in Millions) Fiscal Year Ending December 31, L8QA 2015 2016 Q2 2017A Net Income ($56) $67 $14 Amortization of Pension Losses 5 4 4 Interest Expense 17 18 20 Income Taxes (28) 39 9 Depreciation and Amortization 58 59 59 Restructuring Costs 0 0 0 Acquisition and Related Integration Costs 32 1 1 Unusual and Non-Recurring Non-Cash Charges 70 0 35 Non-Cash Share Based Compensation Charges 8 8 10 Gain (loss) on Fair Value Adjustments to Derivatives 1 0 0 Adjusted EBITDA $107 $196 $153 Katz Contribution 5 10 12 Total Pro Forma Adjusted EBITDA $112 $206 $165